Exhibit 21

LIST OF SUBSIDIARIES

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)

Abilene Holding Company, LLC Abilene Legacy Sub, LLC dba Abilene Behavioral Health	Delaware Delaware
Acadia Assurance Company Acadia Battle Creek Holdings, LLC Acadia Capital Investments, LLC Acadia Central Florida JV Holdings, LLC	Tennessee Tennessee Delaware Delaware
Acadia Chattanooga Holdings, LLC	Tennessee
Acadia Columbus JV Holdings, LLC Acadia Council Bluffs JV Holdings, LLC	Delaware Delaware
Acadia Crestwyn Holdings, LLC	Tennessee
Acadia CTC Holdings, LLC	Tennessee
Acadia Denver JV Holdings, LLC	Delaware

Acadia Detroit JV Holdings, LLC

Acadia Eastern NC JV Holdings, LLC

Acadia Florida HoldCo, LLC

Acadia Fort Wayne JV Holdings, LLC

Acadia IN HoldCo, LLC

Acadia JV Holdings, LLC

Acadia Knoxville JV Holdings, LLC

Acadia LaPlace Holdings, LLC

Acadia Management Company, LLC

Delaware Delaware Delaware Delaware Delaware Delaware Tennessee Delaware Delaware
Acadia Merger Sub, LLC Acadia Middlesex JV Holdings, LLC Acadia Nashville JV Holdings, LLC Acadia New Bedford Holdings, LLC Acadia PA JV Holdings, LLC	Delaware Delaware Delaware Delaware Tennessee
Acadia Reading Holdings, LLC Acadia Real Estate Holdings, LLC	Delaware Delaware
Acadia Realty Holdings, LLC Acadia San Diego JV Holdings, LLC Acadia SNH JV Holdings, LLC	Delaware Delaware Delaware
Acadia St. Paul JV, LLC dba Capitol Park Mental Health Hospital	Delaware
Acadia St. Paul JV Holdings, LLC Acadia - SCL Health JV, LLC dba West Pines Behavioral Hospital Acadia - Tufts Medicine JV, LLC Acadia - Vidant Joint Venture, LLC	Delaware Delaware Delaware Delaware
Acadiana Addiction Center, LLC dba Acadiana Addiction Center	Delaware
Advanced Treatment Systems, LLC dba Coatesville Treatment Center dba Coatesville Comprehensive Treatment Center dba Lebanon Treatment Center dba Lebanon Comprehensive Treatment Center	Virginia
Arizona Treatment Center, LLC dba Casa Grande Comprehensive Treatment Center	Delaware
Arkansas Treatment Centers, LLC	Delaware

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
dba Fort Smith Comprehensive Treatment Center
Ascent Acquisition - CYPDC, LLC dba Ascent Acquisition - CYPDC	Arkansas
Ascent Acquisition - PSC, LLC dba Ascent Acquisition - PSC	Arkansas
Ascent Acquisition, LLC dba Ascent Children’s Health Services dba Ascent	Arkansas
Aspen Education Group, Inc.	California
Aspen Youth, Inc.	California
Atlanta Recovery Center, LLC	Delaware

ATS of Cecil County, LLC

dba Cumberland Treatment Center

dba Cumberland Comprehensive Treatment Center

dba Elkton Treatment Center

dba Elkton Comprehensive Treatment Center

dba Pine Heights Treatment Center

dba Pine Heights Comprehensive Treatment Center

Virginia
ATS of Delaware, LLC dba Claymont Treatment Center dba Claymont Comprehensive Treatment Center dba Newark Comprehensive Treatment Center dba Dover Comprehensive Treatment Center	Virginia

ATS of North Carolina, LLC

dba Carolina Treatment Center of Fayetteville

dba Carolina Treatment Center of Pinehurst

dba Carolina Treatment Center of Goldsboro

dba Cumberland County Treatment Center

dba Granite Falls Comprehensive Treatment Center

dba Hamlet Comprehensive Treatment Center

dba Laurinburg Comprehensive Treatment Center

dba Mooresville Comprehensive Treatment Center

dba Mountain Health Solutions – North Wilkesboro

dba Mountain Health Solutions – Asheville

dba Fayetteville Comprehensive Treatment Center

dba Goldsboro Comprehensive Treatment Center

dba Greenville Comprehensive Treatment Center

dba Hillsborough Comprehensive Treatment Center

dba Pinehurst Comprehensive Treatment Center

dba Asheville Comprehensive Treatment Center

dba North Wilkesboro Comprehensive Treatment Center

dba Raleigh Comprehensive Treatment Center

dba Shelby Comprehensive Treatment Center

dba Whiteville Comprehensive Treatment Center

dba Winston-Salem Comprehensive Treatment Center

Virginia
Austin Behavioral Hospital, LLC dba Cross Creek Hospital dba Cross Creek Behavioral Hospital	Delaware
Austin Eating Disorders Partners, LLC dba McCallum Place Austin dba Cedar Springs Austin	Missouri

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Azure Acres Treatment Center, LLC dba Azure Acres Recovery Center	Delaware
Baton Rouge Treatment Center, LLC dba Baton Rouge Comprehensive Treatment Center	Louisiana
Bayside Marin, Inc. dba Bayside Marin I dba Bayside Marin II dba Bayside Marin III dba Bayside Marin IV dba Bayside San Francisco	Delaware
BCA of Detroit, LLC dba BCA Stonecrest Center dba StoneCrest Center	Delaware
Beckley Treatment Center, LLC dba Beckley Treatment Center dba Beckley Comprehensive Treatment Center	West Virginia
Belmont Behavioral Hospital, LLC dba Philadelphia Children’s Crisis Response Center	Delaware
Belmont Physician Services, LLC	Delaware
Bethlehem Behavioral Health, LLC	Delaware
BGI of Brandywine, LLC dba Bowling Green at Brandywine	Virginia
Blue Ridge Mountain Recovery Center, LLC dba Blue Ridge Mountain Recovery Center	Delaware
Bowling Green Inn of Pensacola, LLC dba Twelve Oaks dba Twelve Oaks Treatment Center dba Wellness Resource Center	Virginia
Bowling Green Inn of South Dakota, Inc. dba Keystone Treatment Center	Virginia

Bronson-Acadia Joint Venture, LLC

dba Bronson Behavioral Health Hospital

Brooksville Behavioral Health Services, LLC

    dba Sabal Palms Recovery Center

California Treatment Services, LLC

dba Anaheim Comprehensive Treatment Center

dba Recovery Solutions of Santa Ana

Michigan Delaware California
Canopy Cove, LLC	Delaware
Capestrano Investment Company, Inc.	Puerto Rico
Capestrano Realty Company, Inc.	Puerto Rico
CAPS of Virginia, LLC	Virginia
Cartersville Center, LLC dba Cartersville Center dba Cartersville Comprehensive Treatment Center	Georgia
Cascade Behavioral Holding Company, LLC	Delaware
Cascade Behavioral Hospital, LLC dba Cascade Behavioral Health	Delaware
Cedar Crest Clinic	Texas

Center for Behavioral Health-HA, LLC

    dba Chambersburg Comprehensive Treatment Center

    dba Downtown Pittsburgh Comprehensive Treatment Center

    dba Harrisburg Comprehensive Treatment Center

    dba Farrell Comprehensive Treatment Center

Pennsylvania

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
dba York Comprehensive Treatment Center
Center for Behavioral Health-ME, Inc. dba Discovery House dba South Portland Comprehensive Treatment Center	Maine
Center for Behavioral Health-PA, LLC dba Cranberry Township Comprehensive Treatment Center dba Pittsburgh Comprehensive Treatment Center	Pennsylvania
CenterPointe Behavioral Health System, LLC CenterPointe Columbia Real Estate, LLC	Delaware Missouri
Centerpointe Community Based Services, LLC	Indiana
CenterPointe Hospital of Columbia, LLC dba CenterPointe Hospital of Columbia Chambersburg Comprehensive Treatment Center, LLC	Missouri Delaware
Charleston Treatment Center, LLC dba Charleston Treatment Center dba Charleston Comprehensive Treatment Center	West Virginia
Chicago BH Hospital, LLC dba Montrose Behavioral Health Hospital	Delaware
Clarksburg Treatment Center, LLC dba Clarksburg Treatment Center dba Clarksburg Comprehensive Treatment Center Clarksville Treatment Center, LLC dba Clarksville Comprehensive Treatment Center	West Virginia Tennessee
Clearbrook Treatment Centers, LLC dba Huntington Creek Recovery Center	Pennsylvania
Clearbrook Treatment Centers Land, LLC Colorado Comprehensive Treatment Center, LLC dba Aurora Comprehensive Treatment Center	Pennsylvania Delaware
Commodore Acquisition Sub, LLC Concord CTC, LLC	Delaware Delaware
Conway Behavioral Health, LLC Corrections - Comprehensive Treatment Centers, LLC	Delaware Delaware
CP Acquisition Sub, LLC	Delaware
CPCA, LLC dba Ann Arbor Treatment Center dba Cedar Rapids Treatment Center dba Holland Treatment Center dba Midcoast Treatment Center dba Western Michigan Treatment Center	Delaware
CRC ED Treatment, LLC dba Center for Hope of the Sierras dba Montecatini dba Montecatini II dba Carolina House dba Carolina House-Raleigh dba Montecatini Outpatient Treatment Center	Delaware
CRC Group, LLC	Delaware
CRC Health, LLC dba eGetgoing	Delaware

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)

CRC Health Oregon, LLC

dba Albany Comprehensive Treatment Center

dba Tigard Comprehensive Treatment Center

dba Allied Health Services Portland -Alder

dba Allied Health Services Ontario

dba Allied Health Services Portland - Belmont

dba Allied Health Services East

dba Allied Health Services Portland - Burnside

dba Allied Health Services Beaverton

dba Allied Health Services - Medford

dba Allied Health Services for Drug Recovery

dba Willamette Valley Treatment Center

dba Salem Comprehensive Treatment Center

dba Downtown Portland Comprehensive Treatment Center

dba Belmont Comprehensive Treatment Center

dba East Portland Comprehensive Treatment Center

dba Medford Comprehensive Treatment Center

dba Hillsboro Comprehensive Treatment Center

Oregon

CRC Health Tennessee, LLC

dba New Life Lodge

dba New Life Recovery Services-Cookeville

dba Mirror Lake Recovery Center

dba New Life Recovery Services-Jacksboro

dba New Life Recovery Services-Jamestown

dba New Life Recovery Services-Knoxville

dba New Life Recovery Services-Knoxville West

Tennessee

CRC Health Treatment Clinics, LLC

dba North Florida Treatment Center

dba Maricopa County Comprehensive Treatment Center

dba Hattiesburg Comprehensive Treatment Center

dba Gulf Coast Comprehensive Treatment Center

dba Shelbyville Comprehensive Treatment Center

dba Southaven Comprehensive Treatment Center

dba Kentuckian Comprehensive Treatment Center

dba North Orlando Comprehensive Treatment Center

dba Volusia County Comprehensive Treatment Center

dba West Tampa Comprehensive Treatment Center

dba Volusia County Comprehensive Treatment Center

dba St. Lucie Comprehensive Treatment Center

dba Panhandle Comprehensive Treatment Center

dba Ft. Lauderdale Comprehensive Treatment Center

dba North Miami Comprehensive Treatment Center

dba Lakeland Comprehensive Treatment Center

dba North Florida Comprehensive Treatment Center

dba Longwood Comprehensive Treatment Center

Delaware

CRC Recovery, Inc.

dba Midcoast Treatment Center

dba Cedar Rapids Treatment Center

dba Cedar Rapids Comprehensive Treatment Center

dba Davenport Comprehensive Treatment Center

dba Lansing Comprehensive Treatment Center

dba Council Bluffs Comprehensive Treatment Center

dba Ann Arbor Treatment Center

Delaware

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
dba Ann Arbor Comprehensive Treatment Center dba Sioux City Comprehensive Treatment Center dba Western Michigan Treatment Center dba Western Michigan Comprehensive Treatment Center
CRC Wisconsin RD, LLC dba Burkwood Treatment Center	Wisconsin
Crestwyn Health Group, LLC dba Crestwyn Behavioral Health Hospital Crossroads Regional Hospital, LLC dba Longleaf Hospital	Tennessee Delaware
Cumberland Behavioral Health, LLC dba Ascension Saint Thomas Behavioral Health Hospital	Delaware
Danville Hospital Opco, LLC dba Geisinger Behavioral Health Center Danville	Delaware
Delta Medical Services, LLC	Tennessee
Detroit Behavioral Institute, LLC dba Capstone Academy dba Detroit Behavioral Institute – Capstone Program dba Detroit Capstone	Massachusetts
DHG Services, LLC	Delaware
Discovery House, LLC dba Huntingdon Valley Comprehensive Treatment Center	Pennsylvania
Discovery House-BC, LLC dba Duncansville Comprehensive Treatment Center	Pennsylvania
Discovery House-BR, Inc. dba Bangor Comprehensive Treatment Center	Maine
Discovery House CC, LLC dba Mechanicsburg Comprehensive Treatment Center	Pennsylvania
Discovery House CU, LLC dba Clearfield Comprehensive Treatment Center	Pennsylvania
Discovery House-Group, LLC	Delaware
Discovery House-HZ, LLC	Pennsylvania
Discovery House-LT, Inc. dba Layton Comprehensive Treatment Center	Utah
Discovery House MA, Inc.	Massachusetts
Discovery House Monroeville, LLC	Pennsylvania
Discovery House-NC, LLC dba New Castle Comprehensive Treatment Center	Pennsylvania
Discovery House of Central Maine, Inc. dba Waterville Comprehensive Treatment Center	Maine
Discovery House TV, Inc. dba Taylorsville Comprehensive Treatment Center	Utah
Discovery House-UC, Inc. dba Orem Comprehensive Treatment Center	Utah
Discovery House Utah, Inc. dba Salt Lake City Comprehensive Treatment Center dba Sandy Comprehensive Treatment Center	Utah
Discovery House WC, Inc.	Maine

    dba DHNM - Northern Maine

    dba Presque Isle Comprehensive Treatment Center

    dba Calais Comprehensive Treatment Center

    dba Rumford Comprehensive Treatment Center

    dba Augusta Comprehensive Treatment Center

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
dba Madison ME Comprehensive Treatment Center
DMC-Memphis, LLC dba Delta Medical Center dba Delta Specialty Hospital dba Delta Comprehensive Treatment Center	Tennessee
Dowell Springs Behavioral Health, LLC dba East Tennessee Behavioral Health	Tennessee
Duffy’s Napa Valley Rehab, LLC dba Duffy’s Napa Valley Rehab	Delaware
East Indiana Treatment Center, LLC dba East Indiana Treatment Center dba East Indiana Comprehensive Treatment Center	Indiana
East Lake Behavioral Health, LLC	Delaware
El Paso Behavioral Hospital, LLC dba Rio Vista Behavioral Health	Delaware
Erlanger Behavioral Health, LLC dba Erlanger Behavioral Health	Tennessee
Evansville Treatment Center, LLC dba Evansville Treatment Center dba Evansville Comprehensive Treatment Center	Indiana
FenX Healthcare, LLC	Delaware
Four Circles Recovery Center, LLC dba Four Circles Evolution	Delaware

FWBH, LLC

dba Maple Heights Behavioral Health

Galax Treatment Center, LLC

dba Life Center of Galax

dba New River Treatment Center

dba Winchester Comprehensive Treatment Center

dba Christiansburg Comprehensive Treatment Center

dba New River Comprehensive Treatment Center

dba Clinch Valley Comprehensive Treatment Center

Delaware Virginia

Generations BH, LLC

Georgia CTC, LLC

dba Cumming Comprehensive Treatment Center

dba Dallas Comprehensive Treatment Center

dba Loganville Comprehensive Treatment Center

dba Woodstock Comprehensive Treatment Center

Ohio Delaware
Gifford Street Wellness Center, LLC dba Gifford Street Wellness Center dba Gifford Street Comprehensive Treatment Center	Delaware
Ginger Holdco, LLC Glenmaura Holdings, LLC dba Geisinger Behavioral Health Center Northeast Greenbrier Acquisition, LLC	Delaware Delaware Delaware
Greenbrier Holdings, L.L.C.	Louisiana
Greenbrier Hospital, L.L.C. dba Covington Behavioral Health	Louisiana
Greenbrier Realty, L.L.C.	Louisiana
Greenleaf Center, LLC dba Greenleaf Center dba Greenleaf Behavioral Health Hospital	Delaware
Habilitation Center, LLC	Arkansas

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
dba Millcreek of Arkansas dba Little Creek Behavioral Health

Habit Opco, LLC

    dba Habit OPCO – West Lebanon

    dba Habit OPCO – Manchester

    dba Habit OPCO – Wareham

    dba Habit OPCO – Lynn

    dba Habit OPCO - Boston

    dba Habit OPCO – Brattleboro

    dba Habit OPCO - Pottstown

    dba Habit OPCO – Suburban Treatment Associates

    dba Habit OPCO - Strathmore Treatment Associates

    dba Habit OPCO – Allentown

    dba Habit OPCO – Dunmore

    dba Habit OPCO – Taunton

    dba Habit OPCO – Springfield

    dba Habit OPCO – Fitchburg

    dba Habit OPCO – Fall River

    dba Habit OPCO – Lowell

    dba Habit OPCO - Watsontown

    dba Bennington Comprehensive Treatment Center

Delaware

    dba Amesbury Comprehensive Treatment Center

    dba Allentown Comprehensive Treatment Center

    dba Dunmore Comprehensive Treatment Center

    dba Watsontown Comprehensive Treatment Center

    dba Manchester Comprehensive Treatment Center

    dba West Lebanon Comprehensive Treatment Center

    dba Central Jersey Comprehensive Treatment Center

    dba Brattleboro Comprehensive Treatment Center

    dba Boston Comprehensive Treatment Center

    dba Wareham Comprehensive Treatment Center

    dba Taunton Comprehensive Treatment Center

    dba Brockton Comprehensive Treatment Center

    dba Lawrence Comprehensive Treatment Center

    dba Fitchburg Comprehensive Treatment Center

    dba Springfield Comprehensive Treatment Center

    dba Lynn Comprehensive Treatment Center

    dba Concord Comprehensive Treatment Center

    dba Spencer Comprehensive Treatment Center

    dba Salisbury Comprehensive Treatment Center

    dba Medford MA Comprehensive Treatment Center

    dba Elizabeth Comprehensive Treatment Center

    dba Boston Comprehensive Treatment Center - Albany Street

    dba Reading Comprehensive Treatment Center

    dba Easton Comprehensive Treatment Center

    dba Lynn Comprehensive Treatment Center-Union St.

    dba River Street Comprehensive Treatment Center

HCP Polaris Investment, LLC	Delaware
Hendersonville Recovery Center, LLC	Delaware
Henryville Inn, LLC	Pennsylvania
Hermitage Behavioral, LLC	Delaware
HFHS-Acadia Joint Venture, LLC dba Henry Ford Health Behavioral Health Hospital	Michigan

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
HMIH Cedar Crest, LLC dba Cedar Crest Hospital & RTC	Delaware
HSI-Acadia Joint Venture, LLC Huntington Treatment Center, LLC dba Huntington Treatment Center dba Huntington Comprehensive Treatment Center	Delaware West Virginia
Indianapolis Treatment Center, LLC dba Indianapolis Treatment Center dba Indianapolis Comprehensive Treatment Center	Indiana

Indio Behavioral Hospital, LLC

    dba Coachella Valley Behavioral Health

Integrated Treatment Centers, LLC

    dba Green Bay Integrated Treatment Center

    dba Park Royal Integrated Treatment Center

IVRTC, LLC

Jacksonville BH Services, LLC

    dba Coastal Pines Behavioral Health

Delaware Delaware Delaware Delaware
Kids Behavioral Health of Montana, Inc. dba Acadia Montana	Montana
Lakeland Hospital Acquisition, LLC dba Lakeland Regional Hospital dba Lakeland Behavioral Health System Lewistown Comprehensive Treatment Center, LLC dba Lewistown Comprehensive Treatment Center	Georgia Delaware
Little Hills Healthcare L.L.C. Manawa Healthcare, LLC Madison BH, LLC dba Shorewood Behavioral Health McCallum Group, LLC	Missouri Delaware Delaware Missouri
McCallum Properties, LLC Mesa Development Sub, LLC	Missouri Delaware

Middle Tennessee Treatment Centers, LLC

    dba Cleveland Comprehensive Treatment Center

    dba Hermitage Comprehensive Treatment Center

    dba South Nashville Comprehensive Treatment Center

    dba Hendersonville Comprehensive Treatment Center

Tennessee
Millcreek School of Arkansas, LLC	Arkansas
Millcreek Schools, LLC	Mississippi

Millerton Acquisition Sub, LLC

Milwaukee Health Services System, LLC

dba 10th Street Clinic

dba River’s Shore Clinic

dba Madison Health Services

dba Valley Health Services

dba Wausau Health Services

dba Appleton Comprehensive Treatment Center

dba Madison East Comprehensive Treatment Center

dba 10th Street Comprehensive Treatment Center

dba River’s Shore Comprehensive Treatment Center

dba Wausau Comprehensive Treatment Center

       dba North West Wisconsin Comprehensive Treatment Center

       dba Eau Claire Comprehensive Treatment Center

Delaware California
Mission Treatment Centers, Inc.	Nevada

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)

dba Hefner Comprehensive Treatment Center

dba Henderson Comprehensive Treatment Center

dba Las Vegas Comprehensive Treatment Center

dba Oklahoma City Comprehensive Treatment Center

dba Scottsdale Comprehensive Treatment Center

dba Southern Hills Comprehensive Treatment Center

dba Tulsa Comprehensive Treatment Center

dba Loveland Comprehensive Treatment Center

           Mission Treatment Services, Inc.

dba San Diego Comprehensive Treatment Center

dba Oceanside Comprehensive Treatment Center

dba Escondido Comprehensive Treatment Center

           Mississippi Comprehensive Treatment Centers, LLC

    dba Jackson Comprehensive Treatment Center

California Delaware
Mount Bachelor Educational Center, Inc.	Oregon
Mount Carmel Behavioral Healthcare, LLC dba Mount Carmel Behavioral Health	Delaware
Mt. Airy Development, LLC dba Glenwood Behavioral Health Hospital	Ohio
Muncie Treatment Center, LLC dba Muncie Comprehensive Treatment Center	Indiana
Northeast Behavioral Health, LLC North Port BH, LLC dba North Port Behavioral Health	Delaware Delaware
Ochsner-Acadia, LLC dba River Place Behavioral Health	Delaware
Ohio Hospital for Psychiatry, LLC	Ohio
Ohio Treatment Center, LLC dba Cleveland Comprehensive Treatment Center dba Canton Comprehensive Treatment Center dba Toledo Comprehensive Treatment Center	Delaware
Options Treatment Center Acquisition Corporation dba Options Behavioral Health System dba Options Treatment Center dba YFCS OPT	Indiana
Parkersburg Treatment Center, LLC dba Parkersburg Treatment Center dba Parkersburg Comprehensive Treatment Center	West Virginia
PC Ohio Treatment Centers, LLC	Delaware
PHC MeadowWood, LLC dba MeadowWood Behavioral Health System	Delaware
PHC of Michigan, LLC dba Harbor Oaks Hospital dba Pioneer Healthcare of Michigan dba Wellplace Michigan	Massachusetts
PHC of Utah, Inc. dba Highland Ridge Hospital dba Wellplace Utah PHC of Virginia, LLC dba Mount Regis Center	Massachusetts Massachusetts
Philadelphia Crisis Response Center, LLC Pine Grove BH Services, LLC	Delaware Delaware
Piney Ridge Treatment Center, LLC	Delaware

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
dba Piney Ridge Treatment Center dba Piney Ridge Center dba Ridgeview Group Home dba Yellow Rock Behavioral Health Pocono Mountain Recovery Center, LLC dba Pocono Mountain Recovery Center	Pennsylvania
Pocono Mountain Recovery Center Land, LLC	Pennsylvania
Polaris Hospital Holdings, LLC	Nevada
Psychiatric Resource Partners, LLC	Delaware

Quality Addiction Management, Inc.

    dba West Milwaukee Comprehensive Treatment Center

    dba Racine Comprehensive Treatment Center

    dba Madison West Comprehensive Treatment Center

    dba Waukesha Comprehensive Treatment Center

    dba Sheboygan Comprehensive Treatment Center

    dba Green Bay Comprehensive Treatment Center

    dba Delavan Comprehensive Treatment Center

    dba Beloit Comprehensive Treatment Center

dba Green Bay East Comprehensive Treatment Center

dba Manitowoc Comprehensive Treatment Center

dba Janesville Comprehensive Treatment Center

Wisconsin
Reading Behavioral Healthcare, LLC dba Tower Behavioral Health	Delaware
Rebound Behavioral Health, LLC	South Carolina
Rebound Lodge, LLC Red River Holding Company, LLC	South Carolina Delaware
Red River Hospital, LLC dba Red River Hospital	Delaware
Rehabilitation Centers, LLC dba Millcreek of Magee dba Millcreek of Pontotoc dba Millcreek of Mississippi	Mississippi
Resolute Acquisition Corporation dba Resolute Treatment Center dba Resolute Treatment Facility dba YFCS REL dba Resolute dba Polaris Group Home dba Success Group Home dba Milestones Behavioral Health	Indiana
Richland County Comprehensive Treatment Center, LLC	Delaware
Richmond Treatment Center, LLC dba Richmond Treatment Center dba Richmond Comprehensive Treatment Center	Indiana
R.I.S.A.T., LLC dba Providence Comprehensive Treatment Center dba Woonsocket Comprehensive Treatment Center	Rhode Island
Riverview Behavioral Health, LLC dba Vista Health Texarkana dba Riverview Behavioral Health dba Providence Comprehensive Treatment Center	Texas
RiverWoods Behavioral Health, LLC dba Riverwoods Behavioral Health	Delaware

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
dba Blue Ridge Mountain Recovery Center dba Acadia Riverwood
Rock Crest Drive, LLC	Pennsylvania
Rock Crest LLC Limited Liability Company	Pennsylvania
Rolling Hills Hospital, LLC	Oklahoma
RTC Resource Acquisition Corporation dba YFCS RES dba Resource Treatment Facility dba RTC Resource dba Polaris Group Home dba Carina Group Home	Indiana
Sahara Health Systems, L.L.C.	Louisiana

San Diego Health Alliance

dba El Cajon Comprehensive Treatment Center

dba El Cajon Integrated Treatment Center

dba El Cajon Treatment Center

dba Ramona Integrated Treatment Center

dba Fashion Valley Comprehensive Treatment Center

dba Capalina Comprehensive Treatment Center

California
San Diego Treatment Services, LLC dba Third Avenue Clinic	California
San Juan Capestrano Hospital, Inc. SC Legacy Sub, LLC	Puerto Rico Ohio
Serenity Knolls	California
Seven Hills Hospital, LLC dba Seven Hills Hospital Seymour Treatment Center, LLC dba Seymour Comprehensive Treatment Center	Delaware Indiana
Sheltered Living Incorporated dba Life Healing Center of Santa Fe	Texas
Sierra Tucson, LLC dba Sierra Tucson Sierra Tucson OPAZ, LLC dba Sierra Tucson Outpatient dba Sierra at Scottsdale Sierra Tucson OPTX, LLC dba Sierra at Southlake	Delaware Delaware Delaware
Signature Behavioral Hospital Operations, LLC Signature Hospital of Leavenworth, LLC SJBH, LLC	Missouri Delaware Delaware
Skyway House, LLC	Delaware

Sober Living by the Sea, Inc.

dba Sunrise Recovery Ranch

dba The Rose of Newport Beach

dba The Victorian of Newport Beach

dba Sober Living IOP

dba The Landing at Newport Beach

dba Sunrise Ranch

dba Sierra by the Sea

California
Sonora Behavioral Health Hospital, LLC	Delaware
South Carolina CTC, LLC	Delaware
Southern Indiana Treatment Center, LLC dba Southern Indiana Treatment Center	Indiana

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
dba Southern Indiana Comprehensive Treatment Center Southern New Hampshire Behavioral Health, LLC Southstone Behavioral Healthcare Center, LLC	Delaware Delaware
Southwestern Children’s Health Services, Inc. dba Parc Place dba Parc Place Behavioral dba Oasis Behavioral Health Hospital	Arizona

Southwood Psychiatric Hospital, LLC

dba Southwood Psychiatric Hospital

dba Intercare – Southwood Psychiatric Hospital

dba Intercare – Southwood Psychiatric Hospital

dba Lakewood Residential Program

dba Prosperity House Residential Program

dba Southwood Family Home Services

dba Southwood School

dba Southwood Outpatient Psychiatric Clinic

dba Southwood Partial Hospitalization Program

dba Southwood Children's Behavioral Healthcare

Pennsylvania
Starlite Recovery Center, LLC	Delaware
Stone Crest Clinic	Michigan
Structure House, LLC dba Wellspring at Structure House	Delaware
Success Acquisition, LLC	Indiana
SUWS of the Carolinas, Inc. dba SUWS Seasons	Delaware
Swift River Academy, L.L.C.	Delaware
Ten Broeck Tampa, LLC dba North Tampa Behavioral Health	Florida
Ten Lakes Center, LLC	Ohio

Texarkana Behavioral Associates, L.C.

dba Riverview Behavioral Health Outpatient Program

dba Vantage Point Behavioral Health

dba Vantage Point of Northwest Arkansas

dba Vantage Point of the Ozarks

dba Valley Behavioral Health System

dba Valley Behavioral Health Outpatient Program

dba Valley Behavioral Health System Outpatient Program

dba Vista Health

dba Riverview Behavioral Health

Texas
The Camp Recovery Center, LLC dba Azure Acres dba Starlite Recovery Center dba The Camp Recovery Center dba Camp IOP-Campbell dba Camp IOP-Scotts Valley dba Camp IOP-Monterey dba Azure Acres IOP	California
The Pavilion at HealthPark, LLC dba Park Royal Hospital dba Park Royal Psychiatric Hospital at Healthpark dba Park Royal Outpatient Clinic	Florida
The Refuge, A Healing Place, LLC The Refuge - The Nest, LLC	Florida Florida

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
The Refuge - Transitions, LLC	Florida
TK Behavioral Holding Company, LLC	Delaware
TK Behavioral, LLC dba Timberline Knolls dba Timberline Knolls Residential Treatment Center	Delaware
Transcultural Health Development, Inc. dba Coastal Recovery Center dba Coastal Comprehensive Treatment Center	California
Treatment Associates, Inc. dba Sacramento Treatment Center dba Sacramento Comprehensive Treatment Center	California
TrustPoint Hospital, LLC dba ClearPath Behavioral Health dba Murfreesboro Rehabilitation Hospital at TrustPoint Utah Behavioral Health Services, LLC	Tennessee Delaware
Vallejo Acquisition Sub, LLC	Delaware
Valley Behavioral Health System, LLC dba Valley Behavioral Health dba Valley Behavioral Health System dba Vantage Point Behavioral Health dba Vantage Point of Northwest Arkansas	Delaware

Vermilion Hospital, LLC

dba Vermilion Behavioral Health Systems

dba Vermilion Behavioral Health Systems North

dba Vermilion Behavioral Health Systems South

dba Acadia Vermilion Hospital

dba Optima Specialty Hospital

Delaware
Village Behavioral Health, LLC dba The Village	Delaware

Virginia Treatment Center, LLC

dba Roanoke Treatment Center

dba Lynchburg Treatment Center

dba Roanoke Comprehensive Treatment Center

dba Lynchburg Comprehensive Treatment Center

dba Downtown Roanoke Comprehensive Treatment Center

Virginia
Vista Behavioral Holding Company, LLC	Delaware
Vista Behavioral Hospital, LLC dba Pacific Grove Hospital dba Vista Behavioral Hospital	Delaware
Vita Nova, LLC	Rhode Island
Volunteer Treatment Center, LLC dba Volunteer Treatment Center	Tennessee

WCHS, Inc.

dba Northwest Treatment Center

dba Tri-Cities Treatment Center

dba Kent Comprehensive Treatment Center

dba Canyon Park Treatment Solutions

dba The Renton Clinic

dba Tacoma Treatment Solutions

dba Vancouver Comprehensive Treatment Center

dba Spokane Comprehensive Treatment Center

dba Anchorage Comprehensive Treatment Center

dba Longview Treatment Solutions

California

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)

dba Kelso Comprehensive Treatment Center

dba Grays Harbor Comprehensive Treatment Center

dba Riverside Comprehensive Treatment Center

dba Bellingham Comprehensive Treatment Center

dba Bothell Comprehensive Treatment Center

dba Colton Comprehensive Treatment Center

dba Desert Comprehensive Treatment Center

dba Lakewood Comprehensive Treatment Center

dba Temecula Valley Comprehensive Treatment Center

dba Pasco Comprehensive Treatment Center

dba Wenatchee Comprehensive Treatment Center

dba Clark County Jail Comprehensive Treatment Center

Webster Wellness Professionals, LLC	Missouri
Wellplace, LLC dba Wellplace Utah dba Wellplace Pennsylvania	Massachusetts
Westminster Behavioral Health, LLC dba Boulder Creek Recovery	Delaware
Wheeling Treatment Center, LLC dba Wheeling Treatment Center dba Wheeling Comprehensive Treatment Center	West Virginia
White Deer Realty, LLC	Pennsylvania

White Deer Run, LLC

dba Cove PREP

dba White Deer Run of Lancaster

dba New Perspectives at White Deer Run

dba White Deer Run at Blue Mountain

dba New Directions at Cove Forge

dba Cove Forge Renewal Center

dba White Deer Run of Allentown

dba White Deer Run of Allenwood

dba White Deer Run of Harrisburg

dba White Deer Run of Lewisburg

dba White Deer Run of Lancaster

dba White Deer Run of New Castle

dba White Deer Run of Williamsport

dba White Deer Run of York

dba Cove Forge Behavioral System at Erie

dba Cove Forge Behavioral System at Pittsburg

dba Cove Forge Behavioral System at Williamsburg

dba Lehigh County Center for Recovery

dba The HOPE Program of Cover Forge at Robinson

dba White Deer Run Youth Assessment Center

Pennsylvania
Wichita Treatment Center Inc.	Kansas
Williamson Treatment Center, LLC dba Williamson Comprehensive Treatment Center	West Virginia
Wilmington Treatment Center, LLC	Virginia
WP Acquisition Sub, LLC	Delaware
Youth and Family Centered Services of New Mexico, Inc. dba Desert Hills of New Mexico	New Mexico

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Youth Care of Utah, Inc. dba Pine Ridge Academy dba Youth Care	Delaware